                               AMENDMENT NO. 1 TO
                    AGREEMENT FOR PURCHASE AND SALE OF STOCK


     THIS AMENDMENT NO. 1 TO AGREEMENT FOR PURCHASE AND SALE OF STOCK (this "Amendment"), dated as of the 27th day of February, 1997, is made by and among the individuals and entities listed on Schedule X attached hereto, being the holders of all of the outstanding shares of stock of Winning Ways, Inc., a Missouri corporation (the "Company"), all of said individuals and entities being hereinafter collectively referred to as the "Sellers," GFSI HOLDINGS, INC., a Delaware corporation ("Holdings"), and GFSI, INC., a Delaware corporation ("Acquisition").

                              W I T N E S S E T H:

     WHEREAS, the parties to this Amendment are parties to an Agreement for Purchase and Sale of Stock, dated January 24, 1997 (the "Agreement"), pursuant to which Holdings and Acquisition have agreed to purchase, and the Sellers have agreed to sell and transfer to Holdings and Acquisition, all of the capital stock of the Company; and

     WHEREAS, the parties hereto desire to amend and modify certain terms of the Agreement as set forth in this Amendment;

     NOW THEREFORE, in consideration of the premises and the covenants contained herein, the parties hereto covenant and agree as follows:

     1. Definitions. Unless defined in this Amendment, capitalized terms used in this Amendment have the meaning given to such terms in the Agreement.

     2. Definition of Prudential Premium. The following definition shall be inserted between the definitions of "Net Worth Surplus" and "Sellers' Agents" set forth in Section 1.2 of the Agreement:

          "Prudential Premium" shall mean any "Prepayment Premium" amounts actually paid to The Prudential Insurance Company of America or its assignee at the Closing pursuant to the terms of that certain Promissory Note executed by the Company on January 17, 1991 in the principal amount of $9,900,000, as such premium ultimately may be agreed upon by The Prudential Insurance Company of America and the Company prior to Closing.

     3. Preliminary Purchase Price. Section 1.3 of the Agreement is deleted in its entirety and the following language is inserted in lieu thereof:

          1.3 Preliminary Purchase Price. Subject to the terms and conditions of this Agreement and in reliance on the covenants, representations and warranties of the Sellers herein contained (including, without limitation, the sale, conveyance, transfer and delivery of the Shares to Holdings and Acquisition), Acquisition and Holdings, collectively, shall pay to the Sellers at the Closing an amount equal to
     (x) $232,900,000 less (y) the Estimated Closing Debt, subject to adjustment as of the Closing Date pursuant to Section 1.4 hereof, and less (z) the amount of the Prudential Premium, to be paid as follows:

          1.3.1 Holdings shall pay $94,000 to the Sellers by delivery of an aggregate of 940 shares of Holdings' Series A Common Stock, par value $0.01 per share, in an exchange that is intended to qualify as a tax-free exchange pursuant to the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

          1.3.2 Holdings shall pay $12,690,000 to the Sellers by delivery of an aggregate of 12,690 shares of Holdings' Series A Preferred Stock, par value $0.01 per share, in an exchange that is intended to qualify as a tax-free exchange pursuant to the provisions of Section 351 of the Code;

          1.3.3 Subject to the provisions of the following sentence, Acquisition shall pay to the Sellers' Agents, for the benefit of all of the Sellers, an aggregate amount of $220,116,000 minus the amount of the Estimated Closing Debt and minus the amount of the Prudential Premium, the resulting amount of which is hereinafter referred to as the "Preliminary Cash Purchase Price." Six hundred thousand dollars ($600,000) of the Preliminary Cash Purchase Price shall be paid to the Escrow Agent for the benefit of the Sellers, to be held pursuant to the terms of the Escrow Agreement and distributed in accordance with the terms of Section 1.4. The balance of the Preliminary Cash Purchase Price shall be paid to the Sellers' Agents, for the benefit of the Sellers, by wire transfer of immediately available funds to the account designated by the Sellers' Agents in writing to Acquisition no less than two (2) days prior to the Closing.

          1.3.4 The aggregate amount of the Closing Debt and the Prudential Premium shall be paid by Acquisition to the respective creditors of the Company at the Closing.

     4. Post-Closing Adjustments. At such time as any amounts are to be paid to Acquisition or the Sellers, as the case may be, pursuant to the terms of Section
1.4.8 of the Agreement, and in addition to any amounts to be paid pursuant to such Section,

          (i) if Wolff elects to exercise his option under Section 6.8 of the Agreement to purchase the Company's interest in the Hawker 1000 owned by the Company (the "Aircraft"), Wolff shall pay to the Company the amount of the book value of the Aircraft as shown on the books and records of the Company as of the Closing Date in consideration of the execution by the Company of an FAA Bill of Sale and such other instruments as may be necessary to transfer title of the Aircraft to Wolff,

          (ii) if any of Wolff, Barry Golden, John Menghini or Robert Shaw elect to exercise their individual rights under Section 6.5 of the Agreement to require the Company to assign to such individual the entire life insurance policy (including the cash value of such life insurance policy) owned by the Company and insuring such individual's life, the individuals exercising such rights shall pay to the Company the cash value of the life insurance policy which insures their life; and

          (iii) Acquisition shall pay to the Sellers' Agents, for the benefit of the Sellers, the amount of the Prudential Premium paid to The Prudential Insurance Company of America or its assignee at or in connection with the Closing, plus interest on the Prudential Premium from the Closing Date at the prime rate as established by The Boatmen's First National Bank of Kansas City. Acquisition shall take all commercially reasonable means, including seeking additional borrowings under its credit facilities, to assure that funds will be available to make the payments required under this clause (iii).

     5. Section 3.2. Section 3.2 of the Agreement is deleted in its entirety and the following language is inserted in lieu thereof:

          3.2 Capitalization. Holdings has authorized capital stock consisting of 100,000 shares of Common Stock, par value $.01 per share. Acquisition has authorized capital stock consisting of 10,000 shares of Common Stock, par value $.01 per share.

     6. Representations and Warranties. The Sellers hereby jointly and severally represent and warrant to Holdings and Acquisition that the representations and warranties set forth in the Agreement are true and correct in all material respects as of the date hereof.

     7. Wolff Employment Agreement. The parties agree that the form of the Wolff Employment Agreement attached hereto as Exhibit A shall be the form of such agreement, as contemplated by Section 6.6.1 of the Agreement, to be executed by Wolff at Closing and shall be deemed to be Exhibit 6.6.1 to the Agreement.

     8. Subscription Agreement. The parties agree that the form of the Subscription Agreement attached hereto as Exhibit B shall be the form of such agreement, as contemplated by Section 6.6.2 of the Agreement, to be executed by all of the shareholders of Holdings at Closing and shall be deemed to be Exhibit
6.6.2 to the Agreement.

     9. Consulting Fees. The parties agree that they are in agreement concerning the amount and types of fees to be paid to TJC pursuant to the terms of the consulting agreement to be executed between TJC and Holdings at Closing.

     10. Approval of Exhibits. Holdings and Acquisition hereby acknowledge to the Sellers that the Exhibits delivered to counsel for Holdings and Acquisition as required by Section 6.6.4 of the Agreement shall be deemed to be the Exhibits to the Agreement; provided, however, Holdings' and Acquisition's acceptance and review of such materials as the Exhibits to the Agreement shall not be deemed to waive or otherwise affect their rights under Article 11 of the Agreement.

     11. Satisfaction of Section 6.6 Conditions. The parties agree that the terms and conditions of Section 6.6 of the Agreement have been satisfied and that, pursuant to Section 1.1 of the Agreement, (i) the Agreement remains in full force and effect, except as expressly amended and modified by the terms of this Amendment, (ii) the obligations of Holdings and Acquisition to consummate the transactions contemplated by the Agreement remain subject to the fulfillment of the conditions set forth in Article 7 of the Agreement and (iii) the obligations of the Sellers to consummate the transactions contemplated by the Agreement remain subject to the fulfillment of the conditions set forth in
Article 8 of the Agreement.

     12. Financing Contingency. The parties agree that Section 8.8 of the Agreement is deleted in its entirety.

     13. Effect of Amendment. Except as modified and amended by the terms and conditions of this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

     14. Miscellaneous. This Amendment shall be governed by, construed, applied and enforced in accordance with the laws of the state of Missouri, except that no doctrine of choice of law shall be used to apply any law other than that of the state of Missouri. This Amendment shall insure to the benefit of the parties and their respective successors, heirs, and assigns. The language used in this Amendment will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. The captions used in this Amendment (i) are for convenience of reference only, (ii) do not constitute a part of this Amendment and

(iii) will not be deemed to limit, characterize or in any way affect any provision of this Amendment. This Amendment and the Agreement contain the complete agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, which may relate in any way to the subject matter of this Amendment and the Agreement. This Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.





                         (Signatures on following pages)

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first hereinabove set forth.

                                    HOLDINGS:

                                    GFSI HOLDINGS, INC.


                                    By /s/ A. Richard Caputo, Jr.
                                      ------------------------------------------
                                       A. Richard Caputo, Jr.,
                                       Vice President

                                    ACQUISITION:

                                    GFSI, INC.


                                    By /s/ A. Richard Caputo, Jr.
                                      ------------------------------------------
                                       A. Richard Caputo, Jr.,
                                       Vice President

                                    SELLERS:

                                    Robert M. Wolff, Trustee under that
                                    certain Trust Agreement dated 5/17/79,
                                    by and between Robert M. Wolff, as
                                    Grantor, and Robert M. Wolff, as Trustee



                                    By /s/ Robert M. Wolff
                                      ------------------------------------------
                                       Robert M. Wolff, Trustee under that
                                       certain Trust Agreement dated 5/17/79,
                                       by and between Robert M. Wolff, as
                                       Grantor, and Robert M. Wolff, as
                                       Trustee

                                    Marcia W. Wolff, Trustee of the Marcia
                                    W. Wolff Trust under Trust Agreement
                                    dated 6/22/83



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                       John Menghini, attorney-in-fact for
                                       Marcia W. Wolff, Trustee of the Marcia
                                       W. Wolff Trust under Trust Agreement
                                       dated 6/22/83

                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Marcia W. Wolff, Trustee of the Marcia
                                       W. Wolff Trust under Trust Agreement
                                       dated 6/22/83



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Marcia W. Wolff, Trustee of the Marcia
                                       W. Wolff Trust under Trust Agreement
                                       dated 6/22/83

                                    Robert Shaw, Trustee of the Charles A.
                                    Wolff Trust under Trust Agreement dated
                                    9/29/82



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Trustee of the Charles A.
                                       Wolff Trust under Trust Agreement
                                       dated 9/29/82

                                    Scott M. Wolff



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                       John Menghini, attorney-in-fact for
                                       Scott M. Wolff



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Scott M. Wolff



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Scott M. Wolff

                                    Laura W. Greenbaum, Trustee of the Laura
                                    M. Wolff Trust dated 9/20/78



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                       John Menghini, attorney-in-fact for
                                       Laura W. Greenbaum, Trustee of the
                                       Laura M. Wolff Trust dated 9/20/78



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Laura W. Greenbaum, Trustee of the
                                       Laura M. Wolff Trust dated 9/20/78



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Laura W. Greenbaum, Trustee of the
                                       Laura M. Wolff Trust dated 9/20/78

                                    Mark Golden and Martin Becker, as
                                    Trustees of the Barry S. Golden
                                    Discretionary Trust for Mark Golden
                                    under Agreement dated 6/20/83



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Mark Golden and Martin Becker, as
                                      Trustees of the Barry S. Golden
                                      Discretionary Trust for Mark Golden
                                      under Agreement dated 6/20/83



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Mark Golden and Martin Becker, as
                                       Trustees of the Barry S. Golden
                                       Discretionary Trust for Mark Golden
                                       under Agreement dated 6/20/83

                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Mark Golden and Martin Becker, as
                                       Trustees of the Barry S. Golden
                                       Discretionary Trust for Mark Golden
                                       under Agreement dated 6/20/83

                                    Michael Golden and Martin Becker, as
                                    Trustees of the Barry S. Golden
                                    Discretionary Trust for Michael Golden
                                    under Agreement dated 6/20/83



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Michael Golden and Martin Becker, as
                                      Trustees of the Barry S. Golden
                                      Discretionary Trust for Michael Golden
                                      under Agreement dated 6/20/83



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Michael Golden and Martin Becker, as
                                       Trustees of the Barry S. Golden
                                       Discretionary Trust for Michael Golden
                                       under Agreement dated 6/20/83



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Michael Golden and Martin Becker, as
                                       Trustees of the Barry S. Golden
                                       Discretionary Trust for Michael Golden
                                       under Agreement dated 6/20/83

                                    Barry S. Golden, as Trustee of the Barry
                                    S. Golden Revocable Trust dated 11/11/77



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Barry S. Golden, as Trustee of the
                                      Barry S. Golden Revocable Trust dated
                                      11/11/77

                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Barry S. Golden, as Trustee of the
                                       Barry S. Golden Revocable Trust dated
                                       11/11/77



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Barry S. Golden, as Trustee of the
                                       Barry S. Golden Revocable Trust dated
                                       11/11/77

                                    John Leo Menghini, Trustee of the John
                                    Leo Menghini Revocable Trust dated
                                    11/18/92



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, Trustee of the John Leo
                                      Menghini Revocable Trust dated
                                      11/18/92

                                    Lisa Menghini



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Lisa Menghini



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Lisa Menghini



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Lisa Menghini

                                     Robert Shaw, Custodian of Laura Shaw



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Custodian of Laura Shaw

                                    Robert Shaw, Custodian of Stacey Shaw



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Custodian of Stacey Shaw

                                    Anthony Gagliano



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Anthony Gagliano



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Anthony Gagliano



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Anthony Gagliano

                                    Lee Ann Stevens



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Lee Ann Stevens



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Lee Ann Stevens

                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Lee Ann Stevens

                                    Kirk Kowalewski



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Kirk Kowalewski



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Kirk Kowalewski



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Kirk Kowalewski

                                    Mark Schimpf



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Mark Schimpf



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Mark Schimpf



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Mark Schimpf

                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Mary Cimpl



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Mary Cimpl

                                    Dave Geenens



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Dave Geenens



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Dave Geenens



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Dave Geenens

                                    David Churchman



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      David Churchman



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       David Churchman



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       David Churchman

                                    Steve Arnold



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Steve Arnold



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Steve Arnold



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Steve Arnold

                                    Jason Krakow



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Jason Krakow



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Jason Krakow



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Jason Krakow


                                    Martin Becker, Trustee of the Barry S.
                                    Golden Trust UTA dated 10/7/96



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Martin Becker, Trustee of the Barry S.
                                      Golden Trust UTA dated 10/7/96

                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Martin Becker, Trustee of the Barry S.
                                       Golden Trust UTA dated 10/7/96



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Martin Becker, Trustee of the Barry S.
                                       Golden Trust UTA dated 10/7/96

                                    William DiRocco Trust



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      William DiRocco Trust



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       William DiRocco Trust



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       William DiRocco Trust

                                    Terry V. Glenn



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Terry V. Glenn



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, attorney-in-fact for
                                       Terry V. Glenn



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, attorney-in-fact for
                                       Terry V. Glenn

                                    Mary Cimpl



                                    By /s/ John L. Menghini
                                      ------------------------------------------
                                      John Menghini, attorney-in-fact for
                                      Mary Cimpl

                                    Robert Shaw, Trustee of the John L.
                                    Menghini, Jr. Trust



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Trustee of the John L.
                                       Menghini, Jr. Trust

                                    Robert Shaw, Trustee of the Michael J.
                                    Menghini Trust



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Trustee of the Michael J.
                                       Menghini Trust

                                    Larry Douglas Graveel, Trustee of the
                                    Larry D. Graveel Trust dated 8/30/91



                                    By /s/ Larry D. Graveel
                                       -----------------------------------------
                                       Larry D. Graveel, Trustee of the Larry
                                       D. Graveel Trust dated 8/30/91

                                    Michael H. Gary, Trustee of The Michael
                                    H. Gary Revocable Trust dated 3/10/93


                                    By /s/ Michael H. Gary
                                       -----------------------------------------
                                       Michael H. Gary, Trustee of The
                                       Michael H. Gary Revocable Trust dated
                                       3/10/93

                                    Robert Shaw, Trustee of The Robert Shaw
                                    Living Trust dated 2/7/89



                                    By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Trustee of The Robert
                                       Shaw Living Trust dated 2/7/89

                                    Robert Shaw, Custodian of Andrew Shaw



                                     By /s/ Robert Shaw
                                       -----------------------------------------
                                       Robert Shaw, Custodian of Andrew Shaw